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                                  EXHIBIT 10 J



                                 PROMISSORY NOTE

$   $270,000.00                                        New York, MARCH 31, 1999

FOR VALUE RECEIVED,

Wade Capital Corporation
6 Harrison Street, 6th Floor
New York, New York 10013

PROMISES TO PAY TO

Franklin Credit Management Corporation.
6 Harrison Street
New York, New York 10013

or order, or such other place as may be designated in writing by the holder of this note , the principal sum of Two Hundred Seventy Thousand One Hundred 00/100 ($270,000.00) Dollars,

with interest thereon to be computed from the date hereof, at the rate of 8% per annum and to be paid in equal monthly installments of interest only, commencing on June 1, 1999, and a like sum on the first day of each month thereafter, up to and including May 31, 2001, at which time the entire unpaid balance, together with all accrued interest and other charges, if any, shall become due and payable.

IT IS HEREBY EXPRESSLY AGREED, that upon written notice to the holder, borrower shall have the option to extend equal monthly installments of interest only, commencing on June 1, 2001, and a like sum on the first day of each month thereafter, up to and including November 30, 2001, at which time the entire unpaid balance, together with all accrued interest and other charges, if any, shall become due and payable.

IT IS HEREBY EXPRESSLY AGREED, that the said principal sum secured by this note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Agreement securing this note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Agreement are hereby made part of this instrument.

We, the undersigned, unconditionally and personally guarantee the prompt and full payment of this Note, including interest and all costs of collection, if not paid when due according to its tenor without need for recourse by Holder against any other party. We waive presentment, protest, notice of dishonor, or any other demand to which we may be entitled. We consent to any extensions and renewals of this Note without any notice to us, and such extensions and renewals shall not impair Holder's recourse against us or discharge this guaranty. This guaranty shall not be affected by any of the following: (1) the addition or release of any parties to this Note; (2) the release of any security for the payment of this Note; (3) the illegality of this Note; or (4) the failure of Holder to pursue every remedy against other parties to this Note.

This note may not be changed or terminated orally.



                                        WADE CAPITAL CORPORATION
                                        By:   Steven Leftkowitz
                                        Title:



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STATE OF NEW YORK   }
COUNTY OF NEW YORK  }

ON THIS _________ DAY OF 1999, BEFORE ME PERSONALLY CAME STEVEN LEFTKOWITZ TO ME KNOWN AND KNOWN TO ME TO BE THE INDIVIDUAL(S) DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT; AND HE/SHE DULY ACKNOWLEDGED TO ME THAT HE/SHE EXECUTED THE SAME.

                                        __________________________________
                                        NOTARY PUBLIC


STATE OF NEW YORK   }
COUNTY OF NEW YORK  }

ON THIS __________ DAY OF ___________ , 199 , BEFORE ME PERSONALLY CAME ____________________________ TO ME PERSONALLY KNOWN TO BE THE PERSON DESCRIBED AND APPOINTED ATTORNEY-IN-FACT IN AND BY A CERTAIN POWER OF ATTORNEY EXECUTED BY DATED __________________ , TO BE RECORDED IN THE OFFICE OF THE REGISTER OF ___________________ COUNTY SIMULTANEOUSLY WITH THE FOREGOING INSTRUMENT, AND ACKNOWLEDGED TO ME THAT ___________________________________ EXECUTED THE
FOREGOING INSTRUMENT AS THE ACT OF THE SAID ___________________________


                                        __________________________________
                                        NOTARY PUBLIC



STATE OF NEW YORK }
COUNTY OF KINGS   }

ON THE _________ DAY OF _______ , 199 , BEFORE ME PERSONALLY CAME ____________ ,
TO ME KNOWN, WHO, BEING BY ME DULY SWORN, DID DEPOSE AND SAY THAT HE RESIDES AT _____________________________ THAT HE IS THE ___________________________ OF
______________________________ , THE CORPORATION DESCRIBED IN AND WHICH EXECUTED THE FOREGOING INSTRUMENT; THAT HE KNOWS THE SEAL OF SAID CORPORATION; THAT THE SEAL AFFIXED TO SAID INSTRUMENT IS SUCH CORPORATE SEAL; THAT IT WAS SO AFFIXED BY ORDER OF THE BOARD OF DIRECTORS OF SAID CORPORATION, AND THAT HE SIGNED HIS NAME THERETO BY LIKE ORDER.


                                         __________________________________
                                         NOTARY PUBLIC


PROMISSORY NOTE
STEVEN LEFTKOWITZ
          TO
FRANKLIN CREDIT MANAGEMENT CORP.


                               RETURN BY MAIL TO:

                            Franklin Credit Mngt Corp
                                6 Harrison Street
                               New York, NY 10013